Exhibit 10.2


                                Credit Agreement

                           $3,000,000 Credit Facility

                                  by and among


              AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation
      AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation
                  ORLANDO HOLIDAYS, INC., a Florida corporation
                  AMERICAN LEISURE, INC., a Florida corporation
                 WELCOME TO ORLANDO, INC., a Florida corporation
         AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation
              HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation


                            collectively, "Borrowers"

                                       and

                     STANFORD VENTURE CAPITAL HOLDINGS, INC.
                                    "Lender"




                            Dated as of June 17, 2004

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT(the "Agreement"), dated as of the June __, 2004 (the "Effective Date"), is made by and among AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation ("ALMT"), ORLANDO HOLIDAYS, INC., a Florida corporation ("OHI"), AMERICAN LEISURE, INC., a Florida corporation ("AL"), WELCOME TO ORLANDO, INC., a Florida corporation ("WTO"), AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation ("ATMG"), HICKORY TRAVEL SYSTEMS, INC., a Florida corporation ("HTS"), and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ( "ALHI") ALHI, together with ALMT, OHI, AL, WTO, ATMG, and HTS collectively referred to herein as the "Borrowers" and individually as a "Borrower") and STANFORD VENTURE CAPITAL HOLDINGS, INC. (the "Lender").

                               W I T N E S S E T H

         WHEREAS, the Borrowers desire to obtain a commitment from the Lender to make credit loans to the Borrowers; and

         WHEREAS, the Lender is willing to extend the commitment to the Borrowers on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

Section 1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated which meanings shall be equally applicable to both the singular and the plural forms of such terms:

         1.1.1 "$5.00 Warrants" shall mean those certain warrants to purchase up to an aggregate of 500,000 shares of ALHI's common stock, $0.001 par value per share at an exercise price of $5.00 per share being issued to Lender in accordance with the terms hereof and of the Warrant Purchase Agreement.

         1.1.2 "$2.96 Warrants" shall mean those certain warrants to purchase up to an aggregate of 1,350,000 shares of ALHI's common stock, $0.001 par value per share at an exercise price of $2.96 per share issued to Lender in accordance with the terms of the Credit Agreement dated December 18, 2003 and of the Warrant Purchase Agreement by and between ALHI and Lender dated December 18, 2003.

         1.1.3 "$0.001 Warrants" shall mean those certain warrants to purchase up to an aggregate of 600,000 of ALHI's common stock, $0.001 par value per share at an exercise price of $0.001 per share being issued to the Lender in accordance with the terms of the Warrant Purchase Agreement dated December 18, 2003.


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         1.1.4 "Additional Credit Agreement" shall mean the Credit Agreement by and among Caribbean Leisure Marketing Limited, Castlechart Limited, ALHI and Lender for a $1,000,000 credit facility.

         1.1.5 "Affiliate" shall mean any Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control, with a Borrower, or five percent (5%) or more of the equity interest of which is held beneficially or of record by any of the Borrowers or a Subsidiary. The term "control" means the possession, directly of indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         1.1.6 "Agreement" means this Credit Agreement, as the same may from time to time be amended.

         1.1.7 "Availability" shall mean the following aggregate amounts (including all advances previously made) on the following dates:

               Effective Date (all advances previously made)     $ 1,088,461.53
               6/21/04                                           $ 1,265,384.61
               6/24/04                                           $ 1,442,307.69
               6/28/04                                           $ 1,588,461.54
               7/1/04                                            $ 1,950,000.00
               7/5/04                                            $ 2,096,153.85
               7/8/04                                            $ 2,319,230.77
               7/12/04                                           $ 2,465,384.62
               7/15/04                                           $ 2,642,307.70
               7/22/04                                           $ 2,788,461.55
               7/29/04                                           $ 3,000,000.00


         1.1.8 "Borrowers" has the meaning assigned to that term in the introduction to this Agreement.

         1.1.9 "Borrowing" shall mean the drawing down by a Borrower of a loan or loans from the Lender on any given Borrowing Date.

         1.1.10 "Borrowing Date" shall mean the date as of which a Borrowing is consummated.

         1.1.11 "Business Day" shall mean a day on which commercial banks are open for business in the state of Florida.

         1.1.12 "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time, and the regulations and published interpretations thereof.


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

         1.1.13 "Collateral Assignment Agreement" shall mean the assignment of the Galileo Debt by ALHI in favor of Lender, dated of even date herewith, granting Lender a security interest in the Galileo Debt.

         1.1.14 "Commencement Date" shall mean the date of execution by the Borrowers of this Agreement.

         1.1.15 "Commission" shall mean the Securities and Exchange Commission.

         1.1.16 "Conversion Notice" shall have the meaning ascribed to such term as in Section 2.8.1 of this Agreement.

         1.1.17 "Credit Loan" shall mean the aggregate principal amount advanced by the Lender as a Loan to the Borrowers under Article 2 hereof, or, where the context requires, the amount thereof then outstanding.

         1.1.18 "Default" means any event which, with the lapse of time, the giving of notice, or both, would become an Event of Default.

         1.1.19 "Default Rate" shall mean fifteen percent (15%) per annum.

         1.1.20 "Director" shall mean any member of the Board of Directors of ALHI.

         1.1.21 "Effective Date" means the date all parties hereto have executed this Agreement and the Loan Documents and Borrower has complied with all conditions precedent thereto.

         1.1.22 "Entity Authorizations" shall mean

                  (i) If any Borrower is a corporation, certified copies of Borrower(s)' and/or articles of incorporation and bylaws and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

                  (ii) If any Borrower is a limited liability company, certified copies of Borrower(s)' articles of organization and operating agreement and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

                  (iii) If any Borrower is a general partnership, a certified copy of the partnership agreement with all modifications and amendments thereto in recordable form, or a Memorandum of the partnership agreement, in recordable form, together with certifications from the
         Partnership: (a) identifying the full names of all partners, (b) confirming the fact that the partnership is in full force and effect,
         (c) addressing the authority of the partner(s) to execute the Loan Documents, and (d) acknowledging that the within transaction is in the


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

         usual course of the business of the partnership. If any Borrower is a limited partnership, a certified copy of the certificate of limited partnership (as filed with the Secretary of State of the state of its formation), a certificate of good standing (from the state of its formation and from the State of Florida) and a certified copy of the partnership agreement, with all modifications and amendments thereto.

                  (iv) If any Borrower is a trust, a certified copy of the trust agreement with all modifications and amendments thereto, together with a certificate (certifying the authenticity of such trust agreement) and resolutions as may be required to establish the power and authority of the Trustee to execute, deliver and perform its obligations under the Loan Documents. In addition to the foregoing, Borrower must deliver or cause to be delivered such other documents as may be reasonably required by Lender or Lender's counsel.

                  (v) Borrowers must deliver or cause to be delivered such other documents as may be reasonably required by Lender or Lender's counsel.

         1.1.23 "Event of Default" has the meaning assigned to that term in
Section 7.1 hereof.

         1.1.24 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

         1.1.25 "GalileoDebt" shall mean the approximately $23,000,000 of indebtedness owed by Around the World Travel, Inc. and originally payable to Galileo International LLC and related liens on all of the assets of Around the World Travel, Inc. originally held by CNG Hotels Ltd. and transferred to GDC Acquisition Corp. pursuant to that certain Assignment Agreement dated February 23, 2004 and subsequently transferred to ALHI pursuant to that certain Agreement dated March 19, 2004.

         1.1.26 "Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or here-after in existence.

         1.1.27 "Indebtedness" of any Person shall mean (i) all indebtedness or liability for borrowed money or for the deferred purchase price of any property (including accounts payable to trade creditors under customary trade credit terms) or services for which the Person is liable as principal, (ii) all indebtedness (excluding unaccrued finance charges) secured by a Lien on property owned or being purchased by the Person, whether or not such indebtedness shall have been assumed by the Person, (iii) any arrangement (commonly described as a sale-and-leaseback transaction) with any financial institution or other lender or investor providing for the leasing to the Person of property which at the time has been or is to be sold or transferred by the Person to the lender or investor, or which has been or is being acquired from another Person, and (iv) all obligations of partnerships or joint ventures in respect of which the Person is primarily or secondarily liable as a partner or joint venturer or otherwise (provided that in any event for purposes of determining the amount of the


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

Indebtedness, the full amount of such obligations, without giving effect to the contingent liability or contributions of other participants in the partnership or joint venture, shall be included).

         1.1.28 "Inside Director" shall mean any Director who is not an Outside Director.

         1.1.29 "Inventory" shall mean any and all goods, supplies, wares, merchandise, and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or otherwise or to be furnished under any contract for service, and also including any products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and the insurance proceeds from any of the foregoing.

         1.1.30 "Investments" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any investment in other Persons, including partnerships or joint ventures.

         1.1.31 "Lender" has the meaning assigned to that term in the introduction to this Agreement.

         1.1.32 "Lien" shall mean a mortgage, pledge, lien, hypothecation, assignment, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

         1.1.33 "Loan" shall mean the aggregate principal amount advanced by the Lender as a loan or loans to the Borrowers under Article 2 and Article 6 hereof, or, where the context so requires, subject to Availability.

         1.1.34 "Loan Documents" shall mean those documents executed or submitted in connection with the Loan, including, without limitation, (i) the Note; (ii) this Credit Agreement; (iii) the Stock Pledge Agreements; (iv) the Security Agreement; (v) the Warrant Purchase Agreement; (vi) the Registration Rights Agreement; (vii) the Warrant Repricing Agreement; (viii) Collateral Assignment Agreement; (ix) Right of First Refusal Agreement; (x) Option Pledge Agreement; and (xi) all other documents and instruments executed by any Borrower in connection with the Loan and/or as may be required by Lender or Lender's counsel, including those referred to in Section 6 hereof.

         1.1.35 "Loan Funding Period" shall mean the period between the Effective Date and the Maturity Date.

         1.1.36 "Maturity Date" shall mean April 22, 2007.


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

         1.1.37 "Maximum Loan Commitment" means the obligation of the Lender, subject to the Availability, to make the Credit Loan pursuant to Section 2.1 hereof in the aggregate principal amount of up to Three Million Dollars ($3,000,000.00).

         1.1.38 "Note" shall mean the Convertible Promissory Note described in
Section 2.5 hereof, in the principal amount of Three Million Dollars ($3,000,000.00) dated the initial Borrowing Date and payable to the order of the Lender, substantially in the form of Exhibit "A" attached hereto and made a part hereof, and any modifications, renewals, replacements or substitutions therefor made from time to time hereafter, and to the extent applicable.

         1.1.39 "Obligations" shall mean the Maximum Loan Commitment and any and all liabilities, obligations, covenants, duties and debts, owing by the Borrower to the Lender, arising under this Agreement, any other Loan Document, including without limitation, all interest, charges, indemnities, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any other Loan Document, or any other contractual agreement between the Lender and the Borrowers.

         1.1.40 "Option Pledge Agreement" shall mean that certain Option Pledge Agreement of even date herewith executed by ALHI assigning the option to purchase all of the membership units of Around the World Holdings, LLC, a Delaware limited liability company granted to ALHI pursuant to that certain Option Agreement dated May 17, 2004.

         1.1.41 "Outside Director" shall mean a Director who meets those the requirements set forth for a "Non-Employee Director" under Rule 16b-3(3) of the Securities Exchange Act of 1934.

         1.1.42 "Permitted Liens" shall mean a mortgage, pledge, lien security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used which are permitted to exist under this Agreement.

         1.1.43 "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government, or other entity of whatever nature.

         1.1.44 "Pledge Agreements" shall mean those certain Pledge Agreements of even date herewith executed by ALHI pledging all of the issued and outstanding capital stock of ALMT, OHI, AL and WTO, certain of the issued and outstanding capital stock of ATMG; and certain of the issued and outstanding capital stock of HTS.

         1.1.45 "Right of First Refusal Agreement" shall mean that certain Right of First Refusal Agreement by and among the individuals owning the $.001 Warrants and Malcolm Wright, granting Mr. Wright a right of first refusal to


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purchase the shares of common stock underlying the $.001 Warrants for a period defined in such agreement.

         1.1.46 "Securities Act" shall mean the Securities Act of 1933, as amended and the rules promulgated thereunder.

         1.1.47 "Security Agreement" shall mean that certain Security Agreement of even date herewith executed by ALHI granting a security interest in all of the assets of ALMT, OHI, AL, WTO, ATMG, CLM and HTS, respectively, but excludes the receivables of such companies.

         1.1.48 "Subsidiary" shall mean any Person in which any Borrower or a Wholly-Owned Subsidiary may own, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled by any Borrower or a Wholly-Owned Subsidiary, during the term of this Agreement, as well as all Subsidiaries and other Persons from time to time included in the consolidated financial statements of the Borrowers.

         1.1.49 "Warrants" shall mean the $5.00 Warrants to purchase an aggregate of 500,000 shares of common stock $0.001 par value per share of ALHI being issued to Lender in accordance with the terms hereof and of the Warrant Purchase Agreement.

         1.1.50 "Warrant Purchase Agreement" shall mean that certain Warrant Purchase Agreement of even date herewith executed by Lender and ALHI pursuant to which Lender purchased, and ALHI issued and sold, warrants to purchase an aggregate of 500,000 of ALHI's common stock $5.00 par value per share as set forth in Schedule A to Warrant Purchase Agreement.

         1.1.51 "Warrant Repricing Agreement" shall mean that certain Instrument of Warrant Repricing which reduces the exercise price of all of the $2.96 Warrants to an exercise price of $.001.

         1.1.52 "Wholly-Owned Subsidiary" shall mean any Subsidiary, one hundred percent (100%) of the outstanding capital stock of all classes of which is owned by the Borrowers and/or one or more Wholly-Owned Subsidiaries.

         Section 1.2 Accounting Terms. Accounting terms not specifically defined in this Agreement shall have the meaning given to them under accounting principles and practices generally accepted in the United States, applied on a consistent basis with the financial statements referred to in Section 4.9 hereof, and shall be determined both as to classification of items and amounts in accordance therewith. All Subsidiaries shall be consolidated to the fullest extent permitted by such principles and practices, and any accounting terms, financial covenants and financial statements referred to herein shall be determined and prepared on the basis of such consolidation.

         Section 1.3 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.


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

                            ARTICLE II - CREDIT LOAN

         Section 2.1 Commitment. The Lender agrees, on the terms, conditions and limitations of this Agreement, to make Credit Loans in United States Dollars to the Borrowers, from time to time, during the Loan Funding Period, in an aggregate amount not to exceed at any one time outstanding the Maximum Loan Commitment, subject to compliance with the Availability. The Credit Loan shall bear interest as set out in the Note.

         Section 2.2 Borrowings and Prepayments. Each Borrowing hereunder shall be made only if there is no then existing Event of Default hereunder. Borrowers shall have the right at any time, and from time to time, to prepay the outstanding principal amount in whole or in part without premium or penalty, provided that interest on the amount prepaid, accrued through the date of prepayment date, shall be paid on such date of prepayment.

         Section 2.3 Notice. The Borrowers shall give written notice, signed by the Borrowers (or telephone notice, promptly confirmed in writing) to the Lender at least five (5) business days prior to the proposed Borrowing Date specifying
(i) the Borrowing Date (which shall be a business day), and (ii) the amount of the proposed Borrowing.

         Section 2.4 Manner of Borrowing. Each Borrowing under this Article 2 shall be made at the office of Lender, at its address as set forth opposite its signature at the end of this Agreement, by wire transfer to the Borrower's account; provided however, that the requested Borrowing shall in no event exceed the amount of Availability on such date.

         Section 2.5 Warrants. With each Borrowing, in accordance with the Warrant Purchase Agreement, ALHI shall issue to Lender the Warrants, pro rata, in accordance with Schedule 2.5 attached hereto.

         Section 2.6 Note.

                  2.6.1 The Loan made by the Lender under this Article 2 shall be evidenced by, and repaid with interest in accordance with, a single Promissory Note of the Borrowers in substantially the form of Exhibit "A" attached hereto and made a part hereof, with appropriate insertions, in the amount of the Maximum Loan Commitment, dated even date herewith and payable to the order of the Lender on the date or dates specified thereon, such Note to represent the obligation of the Borrowers to the Lender to repay the Credit Loan of the Borrowers. The Note provides that on the Maturity Date, the Commitment to make further Loans to the Borrower shall cease and that, on such date, the entire amount of principal outstanding thereunder and accrued interest shall be paid in full.

                  2.6.2 Although the stated amount of the Note shall be equal to the Maximum Loan Commitment, the Note shall be enforceable, with respect to the Borrowers' obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Loan at the time evidenced thereby together with unpaid accrued interest thereon. Interest on the Note shall be payable on, and only for the period during which, the principal amount of the Loan evidenced thereby is outstanding.


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

         Section 2.7 Principal and Interest.

                  2.7.1 Borrowers shall repay the outstanding principal balance of the Loan on the Maturity Date.

                  2.7.2 Borrower shall pay the Lender interest quarterly on the unpaid principal balance of the Loan, in arrears, at a per annum rate equal to eight percent (8%) with accrued interest from the date of the first advance on April 22, 2004. Interest charges shall be computed on the basis of a year of 360 days and actual days elapsed, and will be payable to the Lender on each applicable Loan Payment Date.

                  2.7.3 If any Event of Default occurs, then, while any such Event of Default is continuing, the Loan will bear interest at the Default Rate.

                  2.7.4 The Borrowers' obligation to repay the Loan and to pay interest on the Loan shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever.

         Section 2.8 Conversion Rights. At any time prior to the Maturity Date, amounts outstanding under the Note and all sums, at any given time, due hereunder, shall, at the sole election of Lender and upon 5 days written notice to Borrowers and ALHI, be convertible in whole or in part, from time to time, into that number of shares of ALHI common stock calculated by dividing the amount due by $10.00.

                  2.8.1 Any conversion shall be exercised by written notice to ALHI at their principal place of business (the "Conversion Notice").

                  2.8.2 Within five (5) days of its receipt of the Conversion Notice, ALHI shall issue and deliver to the address of the holder of the Note as set forth herein (as such address may be modified from time to time in the records of ALHI), or to the holder's nominees, a certificate or certificates, substantially in the form as shown in Exhibit B attached hereto, for the number of shares of Common Stock to which such holder shall be entitled; provided, that ALHI shall not be obligated to issue to any Lender certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Note is delivered to ALHI for cancellation and reissuance in the proper amount or an affidavit of loss of the Note has been executed by the holder. In the event that the Note is converted in full, the Lender will execute satisfaction of mortgages and security interests in customary form supplied by the Borrowers at no expense to the Lender.

                  2.8.3 If ALHI shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the Conversion Price in effect immediately prior to the date fixed for the determination of shareholders entitled to such dividends shall be proportionately decreased (adjusted to the nearest 1/100th of a share of Common Stock), such adjustment to become effective immediately after the date fixed for such determination.

                  2.8.4 If ALHI shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of


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

         Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest 1/100th of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective when such subdivision or combination becomes effective.

                  2.8.5 In the case of any reclassification or change of outstanding shares of Common Stock issuable upon the conversion of the Note, or in the case of any consolidation or merger of ALHI with or into another corporation, or in the case of any sale or conveyance to another corporation of all or substantially all of the property of ALHI, the holder of the Note shall have the right thereafter, so long as such holder's conversion right hereunder shall exist, to convert the
         Note in whole or in part, into the same kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of ALHI into which the Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

                  2.8.6 In case securities or property other than shares of Common Stock shall be issuable or deliverable upon the conversion as aforesaid, then all references in this Section shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of ALHI for the purposes of this subsection.

                  2.8.7 ALHI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note, the sufficiency of which shall be determined by using the Conversion Price.

         Section 2.9 Payments and Prepayments.

                  2.9.1 Repayment of the Loans. The Borrowers shall repay the outstanding principal balance of Loans, plus all accrued but unpaid interest thereon, as provided herein.

                  2.9.2 Place and Form of Payments. All payments of principal, interest, fees, premiums and other sums payable hereunder to Lender shall be made without condition or reservation of right and (except for proceeds of Collateral received directly by the Lender) in same day funds and delivered to the Lender not later than 3:00 P.M. (Eastern Standard Time) on the date due to such account of Lender as the Lender may designate. Funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day. If any payment of principal, interest, fees, premiums or other sums payable hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Interest Rate during such extension.


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

                  2.9.3 Credit for Payments. All payments received by the Lender as proceeds of Collateral will be the sole property of the Lender up to the amount due and owing and until all of the Obligations have been satisfied in full. Any surplus shall immediately be paid to the Borrower.

                  2.9.4 Application of Payments. All payments not relating to specific principal or interest payable with respect to the Loans, or not constituting payment of specific fees, and all proceeds of Collateral received by the Lender from or as to the Borrower, shall be applied, subject to the provisions of this Agreement, first, to pay any fees, expense reimbursements or indemnities then due to the Lender from the Borrower; second, to pay interest due in respect of the Loans; third to pay or prepay principal of the Loans; and fourth to the payment of any other Obligation due to the Lender by the Borrower. The Lender shall have the right, upon an Event of Default, to apply payments received in connection with this Agreement or the other Loan Documents as provided above in such order as it deems appropriate.

                  2.9.5 Principal Prepayment. The Borrower shall have the right, at any time and from time to time, on thirty days' prior written notice to the Lender, to Prepay the Loan in whole or in part, without penalty or premium. The Borrowers shall pay accrued interest then outstanding on the Loan through the date of prepayment.

         Section 2.10 Collateral. The payment of all Obligations due under this Agreement is secured by the Pledge Agreements, the Galileo Debt, Option Pledge Agreement, Collateral Assignment Agreement and the Security Agreement. In addition, if ALHI shall purchase Around the World Travel, Inc., such ownership interests shall be included in the Collateral.

         Section 2.11 Fees and Expenses. The Borrowers shall bear its own costs, including attorney's fees, incurred in the negotiation of this Agreement and consummation of the transactions contemplated herein and the corporate proceedings of the Borrowers in contemplation hereof and thereof. At the date of issuance of the Note by the Borrowers to the Lender, the Borrowers shall reimburse the Lender for all of the Lender's reasonable out-of-pocket expenses incurred in connection with the negotiation or performance of this Agreement, in addition to an origination fee equal to 2.5% of the Notes which fee shall be paid to Lender and reasonable fees and disbursements of counsel to the Lender.

         Section 2.12 Assignment; Participation. Lender may assign to one or more Persons or sell participations to one or more such Persons, all or a portion of its rights and obligations hereunder and under the Note and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under this Agreement and the other Loan Documents, subject to compliance with any applicable requirements under any applicable securities laws. Lender shall have no obligation to give notice to the Borrowers of any such assignment or sale of a participation. Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to the Borrowers furnished to the Lender by or on behalf of the Borrowers.

         Section 2.13 Notices. The Borrowers agree, at its expense, to execute all such notices and other instruments and make all such filings and recordings as the Lender shall request in order to assure that the Lender at all times holds duly executed, delivered, filed and recorded assignments and security interests of first priority against other creditors, bona fide purchasers without notice, a trustee in bankruptcy and other possible adverse claimants.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement and to make the Loan provided for herein, the Borrowers make the following representations and warranties to the Lender with exceptions set forth in the Disclosure Schedule attached hereto, all of which shall survive the execution and delivery of this Agreement and the Note, and the other Loan Documents:

         Section 3.1 Corporate Existence and Power. The Borrowers are each duly incorporated, validly existing and in good standing under the laws of their respective states of incorporation and each is duly qualified or licensed to transact business in all places where such qualification or license is necessary. Each Borrower has the corporate power to make and perform this Agreement and the Note, and this Agreement does, and the Note when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms. The Borrowers have the corporate power to make and perform this Agreement the Loan Documents, and the Note, and this Agreement does, and the Loan Documents and Note when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms.

         Section 3.2 Authority. The making and performance by the Borrowers of this Agreement, the Note, the Loan Documents, and any additional documents pursuant hereto, has been duly authorized by all necessary legal action of the Borrowers, and does not and will not violate any provision of law or regulation, or any writ, order or decree of any court, governmental, regulatory authority or agency, and does not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrowers, pursuant to any instrument or agreement to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

         Section 3.3 Financial Condition. The financial statements of ALHI set forth in the ALHI SEC Filings (as hereinafter defined) were prepared in accordance with generally accepted accounting principles consistently applied, are complete and correct and fairly present the consolidated financial condition of ALHI as of that date. Other than as disclosed by those financial statements, ALHI has no direct or contingent obligations or liabilities which would be material to the financial position of ALHI, nor any material unrealized or anticipated losses from any commitments of ALHI. Since the date of such financial statements, there has been no material adverse change in the business or financial condition of any Borrower, except as set forth in Schedule 3.3 hereto.

         Section 3.4 SEC Filings. As of the date hereof, none of the filings made with the SEC by ALHIsince January 1, 2000 (the "ALHI SEC Filings"), contained any untrue statement of a material fact or to the best of Borrower's knowledge, omitted any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been all prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission. ALHIhas furnished or made available to the Lender true and complete copies of all the documents it has filed with the Commission since January 1, 2000, all in the forms so filed.

         ALHIhas filed all filings required by law or regulation and ALHIfilings comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, as the case may be, and none of the filings with the Commission will contain any untrue statement of a material fact or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

         Section 3.5 Full Disclosure. The financial statements referred to in
Section 3.3 do not, nor does this Agreement, nor any written statement furnished by any Borrower to the Lender in connection with the negotiation of this Agreement and Loans, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Borrower have not disclosed to the Lender in writing which materially and adversely affects nor, so far as any Borrower can now foresee, is reasonably likely to prove to materially and adversely affect the business or financial condition of any Borrower or the ability of any Borrower to perform this Agreement or the Note.

         Section 3.6 Litigation. Except to the extent disclosed in the ALHI SEC Filings, there are no suits, actions or proceedings pending, or to the knowledge of the Borrowers, threatened before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting any Borrowers which, if adversely determined, would have a material adverse effect on the business or financial condition of any Borrower.

         Section 3.7 Payment of Taxes. As of the date of execution of this Agreement, federal income tax returns of each Borrower have been filed with Internal Revenue Service and no deficiencies have been assessed. Each of the Borrower has filed or caused to be filed, or has obtained extensions to file all federal, state and local tax returns which are required to be filed, and have paid or caused to be paid, or have reserved on their books amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by them, to the extent that the taxes have become due, except as otherwise permitted by the provisions hereof. Each of the Borrower has set up reserves which are reasonably believed by each Borrower to be adequate for the payment of said taxes for the years that have not been audited by the respective tax authorities.

         Section 3.8 No Adverse Restrictions or Defaults. Except as disclosed in the ALHI SEC Filings, no Borrower is a party to any agreement or instrument or subject to any court order or judgment, governmental decree, charter or other restriction adversely and materially affecting its business, properties or assets, operations or condition (financial or otherwise). No Borrower is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which any Borrower and their respective properties, may be bound or affected, or under any material law, regulation, decree, order or the like, which default would have a material adverse effect on such Borrower.

         Section 3.9 Authorizations. All material authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by any Borrower or for the conduct of business in which any Borrower is engaged, have been duly issued and are in full force and effect, and to the best of Borrowers' actual knowledge, none of the Borrowers are in default under any material order, decree, ruling, regulation, closing agreement or other decision or instrument of any government commission, bureau or other administrative agency or public regulatory body having jurisdiction over any of the Borrowers, which default would have a material adverse effect on any of the Borrowers. No approval, consent or authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of this Agreement, the Note or any of the Loan Documents executed in connection with the making of the Loan, other than filings required under applicable securities laws which shall have been duly made by ALHI as of the Effective Date.

         Section 3.10 Title to Property. Each Borrower and each of their subsidiaries have, respectively, good and marketable fee title to all real property, and good and marketable title to all other property and assets, reflected in the latest financial statements referred to in Section 3.3 or purported to have been acquired by any of them subsequent to such date, except property and assets sold or otherwise disposed of subsequent to such date in the ordinary course of business. All property and assets of any kind of Borrowers, and each of their subsidiaries are free from any liens except as disclosed on the financial statements provided to the Lender and referred to in Section 3.3 hereof and other matters such as easements, covenants, and restrictions that do not materially adversely affect their use or enjoyment of such property. Borrowers and each of their subsidiaries enjoy peaceful and undisturbed possession under all of the leases under which they are operating, if any, none of which contain any provisions that will materially impair or adversely affect the operations of any Borrower, as the case may be.

         Section 3.11 Use of Proceeds. The proceeds of the Loans shall be used by the Borrowers exclusively as previously disclosed in writing by the Borrowers to the Lender.

         Section 3.12 Indemnification by Borrowers. All of the representations and warranties of Borrowers, as set forth in this Agreement shall survive the making of this Agreement and the full repayment of the Loan; accordingly, in the event of any claims against Lender, resulting in the breach of any of the foregoing warranties and representations, each Borrower shall and hereby agrees to indemnify Lender for any such claims notwithstanding the full repayment of the Loan. Each and every requisition submitted by Borrower for funds under this Agreement shall constitute a new and independent representation and warranty to Lender with respect to all of the matters set forth in this Agreement, as of the date of such requisition.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

         The Borrowers covenant and agree that from and after the Effective Date and until payment in full of the principal of and interest on the Note and the termination in full of the Commitment, unless the Lender shall otherwise consent in writing, the Borrowers, as the case may be, will:

         Section 4.1 Loan Proceeds. Use the proceeds of the Loans only for the purposes set forth in Section 3.11 and furnish the Lender with all evidence that it may reasonably require with respect to such use.

         Section 4.2 Corporate Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, franchises and privileges in the jurisdiction of its corporation, and qualify and remain qualified in each jurisdiction where qualification is necessary or desirable in view of its business operations or the ownership of its properties.

         Section 4.3 Maintenance of Business and Property. Continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times.

         Section 4.4 Antigua Call Center. Commencing on the date hereof, maintain an employee work force comprising of at least 96 persons paid at current wage levels increased for inflation and seniority at the Antigua Call Center. Borrowers shall cause the Antigua Call Center to remain free of debt and shall not encumber the assets of the Antigua Call Center or the capital stock of the company that owns the Antigua Call Center, except as provided under this Agreement or the Additional Credit Agreement.

         Section 4.5 SEC Filings. Make all required filings in connection with the Loan to the Borrowers as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and to provide copies thereof to the Lender promptly after such filing or filings.

         Section 4.6 Insurance. Insure and keep insured in good and financially sound and responsible insurance companies reasonably satisfactory to the Lender, all insurable property owned by it which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from such hazards or risks, including fire, flood, windstorm as are insured by companies similarly situated and operating like properties, insure and keep insured employers' and public liability risks in responsible insurance companies to the extent usually insured by companies similarly situated; maintain such other insurance as may be required by law or as may reasonably be required in writing by the Lender. On or before September 26, 2004, ALHI shall purchase key man insurance on Keith St. Clair with a face amount of at least $3,000,000 naming the Company as beneficiary and assign all such rights and benefits under the insurance policy to Lender pursuant to an Assignment of Insurance Proceeds in the form of Schedule 4.6 hereto which shall also be duly executed and delivered by ALHI to the Lender on or before September 26, 2004. Such insurance shall be maintained in full force for as long as any portion of the Note remains outstanding and ALHI shall promptly provide Lender with any premium notice.

         Section 4.7

         Section 4.8 Payment of Indebtedness, Taxes, Etc.

                  4.8.1 Pay all of its indebtedness and obligations promptly and in accordance with normal terms; and

                  4.8.2 Pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its property or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided however, that the Borrower shall not be required to pay and discharge or to cause to be paid and discharged any tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect to any tax, assessment, charge, levy or claim, so contested.

         Section 4.9 Compliance with Laws. Duly observe, conform and comply with all laws, decisions, judgments, rules, regulations and orders of all governmental authorities relative to the conduct of its business, its properties, and assets, except those being contested in good faith by appropriate proceedings diligently pursued; and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

         Section 4.10 Notice of Default. Upon the occurrence of any Default or Event of Default, promptly furnish written notice thereof to the Lender.

         Section 4.11 Inspection. At reasonable times and after reasonable prior written notice, each Borrower shall permit any representatives of Lender to visit and inspect any of the properties of such Borrower, to examine and copy all books of account, records, reports and other papers, and to discuss the affairs, finances and accounts with Borrower's employees and independent accountants at all such reasonable times and as often as may be reasonably requested.

         Section 4.12 Notice of Litigation and Other Proceedings. Give prompt notice in writing to the Lender of the commencement of (a) all material litigation which, if adversely determined, might adversely affect the business or financial condition of the Borrowers; (b) all other litigation involving a claim against the Borrower for Twenty-five Thousand Dollars ($25,000.00) or more in excess of applicable insurance coverage; and (c) any citation, order, decree, ruling or decision issued by, or any denial of any application or petition to, or any proceeding before any governmental commission, bureau or other administrative agency public regulatory body against or affecting the Borrower, or any property of the Borrower or any lapse, suspension or other termination or modification of any certification, license, consent or other authorization of any agency or public regulatory body, or any refusal of any thereof to grant any application therefor, in connection with the operation of any business conducted by any of the Borrowers.

                         ARTICLE V - NEGATIVE COVENANTS

         Each of the Borrowers covenant and agree that from the Effective Date and until payment in full of the principal of and interest on the Note, unless the Lender shall otherwise consent in writing, none of the Borrowers will, out of the ordinary course of business violate any of the following covenants, provided that in the course of any of the following each of the Borrowers consider to be in the ordinary course of business each of the Borrowers shall provide Lender ten business days prior written notice thereof and if Lender disagrees then Lender will notify each of the Borrowers prior to the conclusion of such ten business days or matter shall be deemed to be in the ordinary course of business:

         Section 5.1 Limitation of Liens. Except as permitted by the Loan Documents, create, assure, incur or suffer to exist any Lien upon, or transfer or assignment of, any of its property or revenues or assets now owned or hereafter acquired to secure any Indebtedness of obligations, or enter into any arrangement for the acquisition of any property subject to conditional sale agreements or leases or other title retention agreements; excluding, however, from the operation of this covenant: (i) deposits or pledges to secure payment of worker's compensation, unemployment insurance, old age pensions or other social security; (ii) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money) or leases, public or statutory obligations, surety or appeal bonds or other deposits or pledges for purposes of like general nature in the ordinary course of business;
(iii) Liens for property taxes not delinquent and Liens for taxes which in good faith are being contested or litigated; (iv) mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period of sixty (60) days or more or which are in good faith being contested or litigated; (v) Liens securing the unpaid purchase price of equipment purchased by the Borrowers in the ordinary course of its business and Liens existing upon assets acquired by the Borrowers; and (vi) any existing Liens reflected in the financial statements referred to in Section 4.9 hereof.

         Section 5.2 Limitation on Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except

                  5.2.1 The Note and any other Indebtedness of the Borrower to the Lender;

                  5.2.2 Indebtedness which is subordinated to the prior payment in full of the principal of, and interest on, the Note(s) on terms and conditions approved in writing by the Lender;

                  5.2.3 Indebtedness representing the unpaid purchase price of equipment purchased by the Borrower in the ordinary course of its business and Indebtedness existing upon assets acquired by the Borrower;

                  5.2.4 Existing Indebtedness reflected in the audited financial statements referred to in Section 3.3 hereof.

         Section 5.3 Mergers, Consolidations and Acquisition of Assets. Windup, liquidate, dissolve, merge or consolidate with any corporation, or acquire all or substantially all of the assets of any corporation except that (i)the Borrower may merge or consolidate with any Subsidiary provided that the Borrower is the surviving corporation, and (ii) ALHI may directly or through any eighty percent (80%) or more owned Subsidiary of ALHI on or before September 30, 2004 acquire the assets of Around the World Travel Inc. in accordance with the terms set forth in Schedule 5.3 hereto.

         Section 5.4 Sale, Lease, Etc. Sell, lease, assign, transfer or otherwise dispose of any of its assets or revenues (other than obsolete or worn-out personal property or personal property or real estate not used or useful in its business) whether now owned or hereafter acquired, other than in the ordinary course of business.

         Section 5.5 Management and Ownership. Permit any material change in its ownership or management.

         Section 5.6 General.

                  (i) engage, directly or through other Persons, in any business other than the business now carried on;

                  (ii) sell a material portion of any of the assets of any of the Borrowers out of the ordinary course of business or merge any of the Borrowers into or with another unaffiliated company, except as contemplated hereby;

                  (iii) change the certificate of incorporation, bylaws or other charter documents of any of the Borrowers, except as contemplated hereby;

                  (iv) change substantially or materially the nature of the business of any of the Borrowers;

                  (v) declare or pay dividends or make any other distribution or redeem equity securities of the Borrowers; or

                  (vi) enter into or modify a related-party transaction.

        ARTICLE VI - CONDITIONS TO LENDER'S OBLIGATIONS TO MAKE THE LOAN

         The conditions listed below are precedent to any obligations of the Lender and shall be complied with in form and substance satisfactory to Lender and its counsel prior to the Lender's obligation to advance any portion of the
Loan:

         Section 6.1 Each Loan. The obligation of the Lender to make each credit loan pursuant to Article 2 herein is subject to no adverse change in the condition, financial or otherwise of any of the Borrowers and no default or the occurrence of any event which with notice or passage of time would become a default under this Agreement, any of the Loan Documents, and is subject to the following conditions precedent, each of which shall have been met or performed by the Borrowing Date:

                  6.1.1 Notice of Borrowing. The Borrowers shall have delivered to the Lender the notice of Borrowing provided for in Section 2.3 hereof;

                  6.1.2 No Default. (i) No Default or Event of Default shall have occurred and be continuing or will occur upon the making of the Loan on such Borrowing Date, and all representations and warranties made by the Borrowers herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of such Borrowing Date, and (ii) a certificate to this effect shall have been issued to the Lender on such Borrowing Date, by each Borrower's Chief Financial Officer;

                  6.1.3 Use of Proceeds. The Loan proceeds shall have theretofore been applied in accordance with the Use of Proceeds as set forth in Section 3.11 herein.

         Section 6.2 Loan Documents. The appropriate parties shall have executed and delivered to Lender the (i) Pledge Agreements; (ii) Security Agreement;
(iii) Warrant Purchase Agreement; (iv) Warrant Repricing Agreement; (v) Collateral Assignment Agreement; (vi) Right of First Refusal Agreement; and
(vii) Option Pledge Agreement.

         Section 6.3 Additional Conditions to Credit Loan. The obligation of the Lender to make the Credit Loan pursuant to Article 2 herein is subject to the following additional conditions precedent, each of which shall have been met or performed by the initial Borrowing Date:

                  6.3.1 Note. The Note, duly executed and completed in the form of Exhibit "A" attached hereto and made a part hereof, shall have been delivered to the Lender;

                  6.3.2 Supporting Documents. The Borrowers shall have executed and delivered, or caused to be executed and delivered, to the Lender each of the certificates and the other Loan Documents and, where applicable, recorded in the appropriate public offices; all additional opinions, documents and certificates that the Lender or its counsel may require, and all such opinions, certificates and documents specified in this Article 6 shall be reasonably satisfactory in form and substance to the Lender and its counsel;

         Section 6.4 Expenses. Borrowers shall have paid all those reasonable fees and charges due and payable or ordered paid by Lender.

         Section 6.5 Other Documents. Borrowers shall deliver to Lender such other documents and information as Lender may reasonably require.

         Section 6.6 Corporate Governance. On or before September 26, 2004 the ALHI Board of Directors shall be comprised of three Inside Directors and four Outside Directors.

         Section 6.7 Amendment to Series C Preferred Stock Designation. ALHI shall amend and restate its Series C Preferred Stock Designation to eliminate the mandatory redemption requirement.

                        ARTICLE VII - EVENTS OF DEFAULT

         Section 7.1 Events of Default. If any one of the following "Events of Default" shall occur and shall not have been remedied:

                  7.1.1 Any representation or warranty made or deemed made by any Borrower herein or in any of the other Loan Documents, or in any certificate or report furnished by such Borrower at any time to the Lender, shall prove to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made; or

                  7.1.2 Any Borrower shall fail to pay, when due, any principal of or interest on the Note, or to pay when due any other sum payable under this Agreement and the same is not paid within ten (10) days after written notice from Lender; or

                  7.1.3 Any default by any Borrower under any obligation to the Lender and the same is not cured within any grace periods provided thereunder; provided, however that no default hereunder shall be deemed to have occurred solely as a result of a default by the borrowers under that certain promissory note dated as of the Effective Date in the original principal amount of $1,000,000.00 (the $1 million Note") except in the event that: (i) any borrower thereunder has made a representation or warranty to Lender that was not true, correct or complete when made; (ii) any violation of Section 5.7 of the Credit Agreement among the Lender and ALHI, Caribbean Leisure Marketing Limited ("CLM") and Castlechart Limited dated June __, 2004 shall have occurred; (iii) ALHI shall have failed to cause the holders thereof to transfer to the Lender all of the issued and outstanding capital stock of CLM free of any liens, claims or encumbrances; or (iv) ALHI shall have failed to duly and timely pay any indemnification claims of the Lender.

                  7.1.4 Any Borrower shall default in any material respect in the performance of any agreement, covenant or obligation contained herein or in any of the other Loan Documents not provided for elsewhere in this Article 7, if the default continues for a period of thirty (30) days after notice of default to the Borrower by the Lender; or

                  7.1.5 There shall occur any default in any material respect the due observance or performance of any covenant, condition or agreement on the part of any of the Borrowers to be observed or performed pursuant to the terms of Articles 4 or 5 hereof and the same is not cured within thirty (30) days after written notice from Lender; or

                  7.1.6 Final judgment for the payment of money in an amount in excess of Fifty Thousand Dollars ($50,000.00) shall be rendered against any Borrower and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not effectively be stayed, provided such Borrower , as applicable, will have the right to contest in good faith by appropriate proceedings and provided such Borrower shall have set aside on its books adequate reserves for payment of such money; or

                  7.1.7 Any Borrower's default in the performance of its obligations as lessor or as lessee under any lease of all or any portion of its property, after the provision of written notice and the expiration of cure periods provided in such documents; or

                  7.1.8 Any Borrower shall die or cease to exist or to be qualified to do or transact business in the State in which the Property are located, or shall be dissolved or terminated or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; or

                  7.1.9 If, without the prior written consent of Lender, which consent shall be in Lender's sole and absolute discretion any shares of stock of Borrower (other than ALHI) are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or

                  7.1.10 Any Borrower shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of any of the Borrowers, as the case may be, or of all or of a substantial part of the assets of such Borrower, as the case may be, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

                  7.1.11 Any Borrower shall fail to furnish to the Lender notice of default in accordance with Section 4.7 hereof, within ten (10) days after any such notice of default becomes known to the President or Chief Financial Officer of such Borrower, whether or not notification to such Borrower is furnished by the Lender;

                  7.1.12 Borrowers shall be in default of this Agreement if all filings required by law or regulation to be made with the Commission as set forth in Section 3.4 herein, are not made on or before the Effective Date.

         Section 7.2 THEREUPON, in the case of any such event other than an event described in Subsections 7.1.5 of Section 7.1, the Lender may, by written notice to the Borrowers, at its option: (A) immediately terminate the Commitment of the Lender hereunder, and/or (B) immediately declare the principal of, and interest accrued on, the Note(s) immediately due and payable without presentment, demand, protest or notice, whereupon the same shall become immediately due and payable; and, in the case of any event described in Subsection 7.1.5 of Section 7.1, the Commitment of the Lender hereunder shall automatically terminate, without any action on the part of the Lender, and the principal of, and interest accrued on, the Note(s) shall become immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note(s) to the contrary notwithstanding.

                          ARTICLE VIII - MISCELLANEOUS

         Section 8.1 No Waiver, Remedies Cumulative. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         Section 8.2 Investment Representations. Lender represents that the Lender is an "accredited investor" as defined in the Securities Act and the rules promulgated thereunder, and agrees that the Note is being acquired for investment and not with a view to the distribution thereof, and that the Lender will not offer, sell or otherwise dispose of the Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state "blue sky" laws or similar state or foreign laws relating to the sale of securities. Unless the issuance of the shares of Common Stock issuable upon conversion of the Note shall have been registered under the Securities Act, the Lender, by tendering notice to ALHI of the Lender's intent to convert all or part of the Note, shall be deemed to represent to the Borrowers that the Lender is acquiring such shares of Common Stock for investment and not with a view to the distribution thereof.

         Section 8.3 Release and Waiver of Claims. Borrower and its affiliates hereby acknowledge that Borrower acquired assets for use in the Antigua Call Center, incurred expenses, and made expenditures in connection therewith, and made the independent judgment to fund operations in Antigua Call Center, and in so doing has not in any way relied upon any representations, advice, or counsel of the Lender, and was not induced by the Lender to incur such expenses and make such expenditures. The Borrower and hereby releases and covenants not to sue the Lender for any losses it has, or may in the future, incur in Antigua, and furthermore hereby waives any and all claims which may be asserted for the actual and consequential damages incurred by the Borrower (including, without limitation, amounts required to be paid under this Agreement by the Borrower to Lender), including claims to seek recourse against the Lender in the event the Lender fails to advance any remaining Availability Amount. Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages (except to the extent that Borrower can prove Lender's bad faith or willful misconduct), and in the event of bad faith or willful misconduct, Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted in bad faith or with willful misconduct shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment. Borrower hereby expressly waives and releases, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of any amounts due under this Agreement or the performance of its other obligations set forth in the Loan Documents. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

         Section 8.4 Survival of Representations. All representations and warranties made herein shall survive the making of the loans hereunder and the delivery of the Note, and shall continue in full force and effect so long as the
Note is outstanding and unpaid and the Commitment has not been terminated.

         Section 8.5 Notices. Any notice or other communication hereunder to any party hereto shall be by telegram, facsimile transmission with next day delivery of original, telex or registered or certified mail and shall be deemed to have been given or made when telegraphed, faxed as provided herein, telexed or deposited in mails, postage prepaid, addressed to the party at its address specified next to its signature hereto (or at any other address that the party may hereafter specify to the other parties in writing).

         Section 8.6 Construction. This Agreement and the Note shall be deemed a contract made under the law of the State of Florida and shall be governed by and construed in accordance with the law of said state and any suit, action or proceeding arising out of or relating to this Agreement may be commenced and maintained in any court of competent subject matter jurisdiction in Miami-Dade County, Florida, and any objection to such jurisdiction and venue is hereby expressly waived.

         Section 8.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each Borrower and the Lender, and their respective successors and assigns, provided, that no Borrower may assign any of its rights hereunder without the prior written consent of the Lender, which may be arbitrarily withheld, and any such assignment will be void.

         Section 8.8 Limit on Interest. Anything herein or in the Note to the contrary notwithstanding, the obligations of the Borrowers under this Agreement and the Note to the Lender shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if any increased interest rate is hereafter permitted by reason of applicable federal or state legislation.

         Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to an original and all of which when taken together shall constitute but one and the same instrument.

         Section 8.10 Headings. The headings are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement.

         Section 8.11 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         Section 8.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions thereof, and this Agreement supersedes and replaces all prior negotiations and agreements between the parties hereto, or any of them, whether oral or written. Each of the parties hereto acknowledges that no other party, agent or attorney of any other party, has made any promise, representation or warranty whatsoever, expressed or implied, not contained herein concerning the subject matter hereof to induce the other party to execute this Agreement or any of the other documents referred to herein, and each party hereto acknowledges that it has not executed this Agreement or such other documents in reliance upon any such promise, representation or warranty not contained herein.

         Section 8.13 Integration. This Agreement, together with the other documents and instruments executed herewith and contemplated by this Agreement, comprises the complete and integrated agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. The Borrower further releases and discharges Lender from and against any and all liability with respect to all prior agreements and preliminary commitments. The Loan Documents were drafted with the joint participation of Borrower and Lender, and their respective counsel, and shall be construed neither against nor in favor of any of them, but rather in accordance with the fair meaning thereof.

         Section 8.14 Course of Dealing; Amendment; Supplemental Agreements. No course of dealing between the Lender and Borrower shall be effective to amend, modify or change any provision of this Agreement. This Agreement or any document executed in connection herewith, may not be amended, modified, or changed in any respect except by agreement in writing signed by the Lender and the Borrower.

         Section 8.15 Indemnification. Each of the Borrowers hereby agree to hold the Lender and its officers, directors, employees and agents harmless from and against all claims, damages, liabilities and expenses, including reasonable attorney fees and disbursements of counsel, which may be incurred by or asserted against any of them in connection with or arising out of any investigation, litigation, or proceeding relating to the Loan, except that the Borrowers shall not be required to indemnify the Lender to the extent that such claims, damages, liabilities or expenses arise from the negligence or willful misconduct of Lender.

         Section 8.16 Waiver of Jury Trial. BORROWERS AND LENDER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWERS.

                        *Signatures on Following Page(s)*

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

                                         "BORROWER"

Signed, sealed and delivered             AMERICAN LEISURE HOLDINGS, INC., a
                                         Nevada corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


Signed, sealed and delivered             AMERICAN LEISURE MARKETING &
                                         TECHNOLOGY, INC., a Florida corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


Signed, sealed and delivered             ORLANDO HOLIDAYS, INC., a Florida
                                         corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


Signed, sealed and delivered             AMERICAN LEISURE, INC., a Florida
                                         corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------

Signed, sealed and delivered             WELCOME TO ORLANDO, INC., a
                                         Florida corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


Signed, sealed and delivered             AMERICAN TRAVEL & MARKETING GROUP,
                                         INC., a Florida corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


Signed, sealed and delivered             HICKORY TRAVEL SYSTEMS, INC., a
                                         Delaware corporation

--------------------------------         By:
(Signature of Witness)                       --------------------------------

                                         Its: -------------------------------
--------------------------------
(Printed Name of Witness)                Address:
                                                  ---------------------------

                                         ------------------------------------

                                         ------------------------------------


--------------------------------         STANFORD VENTURE CAPITAL
(Signature of Witness)                   HOLDINGS, INC.

                                         By:
--------------------------------             --------------------------------
(Printed Name of Witness)                Name:
                                               ------------------------------
                                         Title:
                                                -----------------------------

                                    EXHIBIT A
                                      NOTE

                                    EXHIBIT B

                                    EXHIBIT C

                                    EXHIBIT D
                                 LEGAL OPINION

                               DISCLOSURE SCHEDULE